                                 AMENDMENT NO. 1
                                       TO
                          SPECIAL TERMINATION AGREEMENT

     THIS AMENDMENT No. 1, dated as of July 1, 1997, to that certain Special Termination Agreement (the "Agreement") that was amended and restated as of the 31st day of January, 1997 by and among Abington Bancorp, Inc., a Massachusetts corporation, Abington Savings Bank, a Massachusetts savings bank, and Donna L. Thaxter, an individual currently employed by the Company and the Bank in the capacity of Senior Vice President.

     NOW, THEREFORE, the parties to the Agreement hereby agree to amend the Agreement as follows:

     1. Paragraph 4 of the Agreement is hereby amended by deleting the last sentence thereof.

     2. As amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

     3. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     4. This Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        ABINGTON BANCORP, INC.


                                        By: /s/ James P. McDonough
                                            ---------------------------------
                                            Its President


                                          ABINGTON SAVINGS BANK


                                        By: /s/ James P. McDonough
                                            ---------------------------------
                                            Its President & CEO



                                            /s/ Donna L. Thaxter
                                            ---------------------------------
                                            Donna L. Thaxter